Exhibit 10.19.3

Execution Version

AMENDED AND RESTATED PLEDGE AGREEMENT

THIS AMENDED AND RESTATED PLEDGE AGREEMENT (as it may be amended, restated, amended and restated, supplemented or modified from time to time, this “Pledge Agreement”) is entered into as of November 9, 2017, by and among each of the undersigned identified on the signature pages hereto as Grantors (together with any other entity that may become a party hereto as provided herein, each a “Grantor”, and collectively, the “Grantors”), and ARES CAPITAL CORPORATION, in its capacity as administrative agent (the “Administrative Agent”) for the Lenders and the other Secured Parties.

PRELIMINARY STATEMENTS

A. Lonestar Prospects, Ltd., a Texas limited partnership doing business as Vista Sand (“Vista Sand”), the lenders party thereto, and the Administrative Agent entered into that certain Senior Secured Credit Agreement dated as of March 1, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”). In connection with the Existing Credit Agreement, the Persons party thereto as “Grantors” and the Administrative Agent executed that certain Pledge Agreement dated as of March 1, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Pledge Agreement”) to secure all obligations owing to the Administrative Agent and the other Secured Parties under the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement).

B. On even date herewith, VPROP Operating, LLC, a Delaware limited liability company (the “Borrower”), assumed the obligations of Vista Sand under the Existing Credit Agreement and executed an Amended and Restated Senior Secured Credit Agreement (as amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, the Administrative Agent, the Persons party thereto as “lenders” (the “Lenders”) and the other parties thereto, pursuant to which the Lenders agreed to amend and restate the terms of the Existing Credit Agreement and make certain extensions of credit to the Borrower for the purposes set forth therein.

C. The Administrative Agent, the Borrower and the other parties hereto desire to amend and restate the Existing Pledge Agreement on the terms set forth in this Pledge Agreement in order to secure all obligations owing to the Administrative Agent and the other Secured Parties under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), as provided herein.

D. The Administrative Agent and the other Secured Parties have conditioned their obligations under the Loan Documents upon the execution and delivery by the Grantors of this Pledge Agreement, and the Grantors have agreed to enter into this Pledge Agreement to secure all obligations owing to the Administrative Agent and the other Secured Parties under the Loan Documents.

E. Each Grantor has determined that valuable benefits will be derived by it as a result of the Credit Agreement and the extension of credit made (and to be made) by the Lenders thereunder.

ACCORDINGLY, the Grantors and the Administrative Agent, on behalf of the Secured Parties, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Terms Defined in Credit Agreement. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Credit Agreement.

1.2 Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Pledge Agreement or the Credit Agreement are used herein as defined in the UCC.

1.3 Definitions of Certain Terms Used Herein. As used in this Pledge Agreement, in addition to the terms defined in the introductory paragraph hereto and in the Preliminary Statements, the following terms shall have the following meanings:

“Article” means a numbered article of this Pledge Agreement, unless another document is specifically referenced or an article of the UCC is specifically referenced.

“Collateral” shall have the meaning set forth in Article II.

“Collateral Account” means any Deposit Account under the sole dominion and control of the Administrative Agent established by the Administrative Agent as provided in Article VII.

“Company” means, as the context may require, each Person organized under the laws of the United States of America or a State of the United States of America whose Equity Interests are acquired or otherwise owned by a Grantor on or after the Effective Date.

“Control” shall have the meaning set forth in Article 9 of the UCC or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Control Account” means a Securities Account that is the subject of an effective Securities Account Control Agreement and that is maintained by any Loan Party with a securities intermediary. “Control Account” includes all Financial Assets held in a Securities Account and all certificates and instruments, if any, representing or evidencing the Financial Assets contained therein.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Deposit Account” shall have the meaning set forth in Article 9 of the UCC.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

“Event of Default” means an event described in Section 5.1.

“Exhibit” refers to a specific exhibit to this Pledge Agreement (unless another document is specifically referenced), as from time to time supplemented by any Assumption Agreements.

“Financial Asset” shall have the meaning set forth in Article 9 of the UCC.

“General Intangible” shall have the meaning set forth in Article 9 of the UCC.

“Indemnified Party” shall have the meaning set forth in Section 8.16.

“Investment Property” shall have the meaning set forth in Article 9 of the UCC.

“Partnership/LLC Agreements” means a collective reference to each limited liability agreement, operating agreement, membership agreement, partnership agreement or similar agreement relating to any Partnership/LLC Interests included in the Pledged Collateral.

“Partnership/LLC Interests” means, with respect to any Grantor, the entire partnership interest, membership interest or limited liability company interest, as applicable, of such Grantor in each Company owned by such Grantor, including, without limitation, such Grantor’s capital account, its interest as a partner or member, as applicable, in the net cash flow, net profit and net loss, and items of income, gain, loss, deduction and credit of any such Company, as applicable, such Grantor’s interest in all distributions made or to be made by any such Company, as applicable, to such Grantor and all of the other economic rights, titles and interests of such Grantor as a partner or member, as applicable, of any such Company, as applicable, whether set forth in the partnership agreement, membership agreement, limited liability company agreement or operating agreement, as applicable, of such Company, as applicable, by separate agreement or otherwise.

“Pledged Collateral” means with respect to a Grantor, (a) all Equity Interests issued by the Borrower or any Company and held of record or beneficially owned by, as applicable, such Grantor, including the Equity Interests of the Borrower and each Company listed on Exhibit C (as the same may be amended or supplemented from time to time by written agreement of the Grantors and Administrative Agent), together with any other shares, stock certificates, interests, options or rights of any nature whatsoever in respect of such Equity Interests issued by the Borrower or such Company and held by such Grantor while this Pledge Agreement is in effect; (b) all right, title and interest of such Grantor as a limited partner, general partner, or member, as applicable, of the Borrower or any Company, and all right, title and interest of such Grantor in, to and under the Partnership/LLC Agreements, (c) all dividends (cash, Equity Interests or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and Property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests, (d) all replacements, additions to and substitutions for any of the Property referred to in this definition, including, without limitation, claims against third parties, (e) the Proceeds, interest, profits and other income of or on collections thereon or distributions or payments with respect thereto any of the Property referred to in this definition, (f) all security entitlements in respect of any of the foregoing, if any, and (g) all books and records relating to any of the Property referred to in this definition.

“Pledged Securities” means: the certificates or instruments, if any, representing such Equity Interests constituting Pledged Collateral, including without limitation those Equity Interests described or referred to on Exhibit C (as the same may be supplemented from time to time by prior written agreement of the Grantors and Administrative Agent).

“Proceeds” shall have the meaning set forth in Article 9 of the UCC and, in any event shall include, without limitation, all Stock Rights, distributions, dividends or other income from or with respect to the Pledged Collateral, collections thereon or distributions or payments with respect thereto.

“Section” means a numbered section of this Pledge Agreement, unless another document is specifically referenced or a section of the UCC is specifically referenced.

“Securities Account” shall have the meaning set forth in Article 9 of the UCC.

“Securities Account Control Agreement” means an agreement, in form and substance satisfactory to the Administrative Agent, among any Grantor, a securities intermediary holding such Grantor’s assets, including funds and securities, or an issuer of Securities, and the Administrative Agent with respect to collection and control of all deposits, securities and other balances held in a Securities Account maintained by any Grantor with such securities intermediary or issuer of securities.

“Security” shall have the meaning set forth in Article 9 of the UCC.

“Stock Rights” means all dividends, instruments or other distributions and any other right or property which the Grantors shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which the Grantors now have or hereafter acquire any right, issued by an issuer of such Equity Interest.

“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Administrative Agent’s or any Secured Party’s Lien on any Collateral.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II

GRANT OF SECURITY INTEREST

2.1 Grant of Security Interest. Each Grantor hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the benefit of the Secured Parties, and hereby confirms, reaffirms and restates the prior pledge, assignment and grant thereof pursuant to the Existing Pledge Agreement, a security interest in all of its right, title and interest in, to and under all of the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof) or in which Grantor now has or at any time in the future may acquire any right, title or interest and whether now existing or hereafter coming into existence, and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which will be collectively referred to as the “Collateral”), including:

(i) all Pledged Collateral;

(ii) all dividends (cash, stock or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and Property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Collateral;

(iii) all accessions to, substitutions for and replacements, Proceeds (including Stock Rights), and products of the foregoing, together with all books and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing;

to secure the prompt and complete payment and performance of the Indebtedness.

2.2 Transfer of Pledged Securities. All certificates and instruments representing or evidencing the Pledged Securities shall be delivered to and held pursuant hereto by the Administrative Agent or a Person designated by the Administrative Agent and, in the case of an instrument or certificate in registered form, shall be duly indorsed to the Administrative Agent or in blank by an effective endorsement (whether on the certificate or instrument or on a separate writing), and accompanied by any required transfer tax stamps to effect the pledge of the Pledged Securities to the Administrative Agent. Notwithstanding the preceding sentence, all Pledged Securities must be delivered or transferred in such manner, and Grantor shall take all such further action as may be requested by the Administrative Agent, as to permit the Administrative Agent to be a “protected purchaser” to the extent of its security interest as provided in Section 8-303 of the UCC (if the Administrative Agent otherwise qualifies as a protected purchaser).

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Grantor represents and warrants to the Administrative Agent and the other Secured Parties that:

3.1 Title, Perfection and Priority. Such Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 4.1(e), and has full power and authority to grant to the Administrative Agent the security interest in such Collateral pursuant hereto. When financing statements have been filed in the appropriate offices against such Grantor in the locations listed on Exhibit D, the Administrative Agent will have a fully perfected first priority security interest in that Collateral of the Grantor in which a security interest may be perfected by filing, subject only to Liens permitted under Section 4.1(e).

3.2 Type and Jurisdiction of Organization, Organizational and Identification Numbers. If applicable, the type of entity of such Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Exhibit A, except to the extent that any of the foregoing has been changed in accordance with Section 4.6.

3.3 Principal Location. Such Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), are disclosed in Exhibit A or as otherwise disclosed pursuant to Section 4.6, and such Grantor has no other places of business except those set forth in Exhibit A or as otherwise disclosed pursuant to Section 4.6.

3.4 Securities Accounts. All of such Grantor’s Securities Accounts with respect to the Pledged Collateral as of the Effective Date are listed on Exhibit B (as supplemented pursuant to Section 4.5).

3.5 Exact Names. Such Grantor’s name in which it has executed this Pledge Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization, as applicable, except to the extent that any of the foregoing has been changed in accordance with Section 4.6. Except as may be described in an applicable Assumption Agreement executed after the Effective Date, such Grantor has not, during the past five years prior to the Effective Date (or in the five years immediately preceding the date of such Assumption Agreement), been known by or used any other alias, corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition, as applicable.

3.6 No Financing Statements, Pledge Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming the Administrative Agent on behalf of the Secured Parties as the secured party, and (b) financing statements with respect to Liens permitted by Section 4.1(e).

3.7 Pledged Collateral.

(a) Exhibit C sets forth a complete and accurate list of all Pledged Collateral owned by such Grantor as of the Effective Date. Such Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit C as being owned by it, free and clear of any Liens, except for the security interest granted to the Administrative Agent for the benefit of the Secured Parties hereunder. Such Grantor further represents and warrants that (i) all Pledged Collateral owned by it constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued, are fully paid and non-assessable, (ii) with respect to any certificates delivered to the Administrative Agent representing an Equity Interest, either such certificates are Securities as defined in Article 9 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Administrative Agent so that the Administrative Agent may take steps to perfect its security interest therein as a General Intangible, and (iii) all such Pledged Collateral held by a securities intermediary is covered by a Securities Account Control Agreement.

(b) In addition, (i) none of the Pledged Collateral owned by it has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) there are existing no options, warrants, calls or commitments of any character whatsoever relating to such Pledged Collateral or which obligate the issuer of any Equity Interest included in the Pledged Collateral to issue additional Equity Interests, and (iii) no consent, approval, authorization, or other action by, and no giving of notice, filing with, any Governmental Authority or any other Person is required for the pledge by such Grantor of such Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery and performance of this Pledge Agreement by such Grantor, or for the exercise by the Administrative Agent of the voting or other rights provided for in this Pledge Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

3.8 Organization; Powers. Each Grantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary, to own its assets and to carry on its business as now conducted, and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

3.9 Authority; Enforceability. The transactions contemplated by this Pledge Agreement are within the Grantors’ respective corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action (including, without limitation, any action required to be taken by any class of directors of any other Person, whether interested or disinterested, in order to ensure the due authorization of the Transactions). This Pledge Agreement has been duly executed and delivered by such Grantor and constitutes a legal, valid and binding obligation of such Grantor, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

3.10 Approvals; No Conflicts. The transactions contemplated by this Pledge Agreement (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including equityholders, members, partners or any class of directors or managers, whether interested or disinterested, of the Borrower, any Company, or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Pledge Agreement or the consummation of the transactions contemplated hereby, except such as have been obtained or made and are in full force and effect other than (i) recordings and filings required by this Pledge Agreement and (ii) those third party approvals or consents which, if not made or obtained, would not cause a Default under the Credit Agreement, could not reasonably be expected to have a Material Adverse Effect and would not have an adverse effect on the enforceability of this Pledge Agreement, (b) will not violate any applicable law or regulation or the organizational documents of any Grantor or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture or other material agreement binding upon any Grantor, Loan Party or its Properties, or give rise to a right thereunder to require any payment to be made by any Loan Party and (d) will not result in the creation or imposition of any Lien on any material Property of any Loan Party (other than the Liens created by the Loan Documents).

ARTICLE IV

COVENANTS

From the date of this Pledge Agreement, and thereafter until this Pledge Agreement is terminated, each Grantor agrees that:

4.1 General.

(a) Collateral Records. Such Grantor will maintain in all material respects complete and accurate books and records with respect to the Collateral owned by it, and furnish to the Administrative Agent and each of the Lenders, such reports relating to such Collateral as the Administrative Agent shall from time to time reasonably request.

(b) Authorization to File Financing Statements; Ratification. Such Grantor hereby authorizes the Administrative Agent to file, and if requested will deliver to the Administrative Agent (or its representatives), all financing statements and other documents and take such other actions as may from time to time be reasonably requested by the Administrative Agent in order to maintain a first priority security interest in and, if applicable, Control of, the Collateral owned by such Grantor. Any financing statement filed by the Administrative Agent may be filed in any filing office in any relevant UCC jurisdiction and may (i) indicate such Grantor’s Collateral by any description which reasonably approximates the description contained in this Pledge Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor. Such Grantor also agrees to furnish any such information to the Administrative Agent promptly upon request. Such Grantor also ratifies its authorization for the Administrative Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(c) Further Assurances. Such Grantor will, if so requested by the Administrative Agent, furnish to the Administrative Agent, as often as the Administrative Agent reasonably requests, statements and schedules further identifying and describing the Collateral owned by it and such other reports and information in connection with its Collateral as the Administrative Agent may reasonably request, all in such detail as the Administrative Agent may specify. Such Grantor also agrees to take any and all actions reasonably necessary to defend title to the Collateral against all persons and to defend the security interest of the Administrative Agent in its Collateral and the priority thereof against any Lien not expressly permitted hereunder.

(d) Disposition of Collateral. Such Grantor will not sell, lease or otherwise dispose of the Collateral owned by it except for dispositions permitted by Section 9.13 of the Credit Agreement.

(e) Liens. Such Grantor will not create, incur, or suffer to exist any Lien on the Collateral owned by it except (i) the security interest created by this Pledge Agreement, and (ii) other Liens permitted by Section 9.04 of the Credit Agreement.

(f) Other Financing Statements. Such Grantor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except (i) financing statements naming the Administrative Agent on behalf of the Secured Parties as the secured party, and (ii) financing statements with respect to Liens permitted by Section 4.1(e). Such Grantor acknowledges that it is not authorized to file any amendment or termination statement with respect to any financing statement naming such Grantor as debtor without the prior written consent of the Administrative Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

(g) Locations. Such Grantor will not change its principal place of business or chief executive office from the location identified on Exhibit A, as applicable, other than as notified to the Administrative Agent in accordance with Section 4.6.

(h) Compliance with Terms. Such Grantor will perform and comply with all obligations in respect of the Collateral owned by it and all agreements to which it is a party or by which it is bound relating to such Collateral.

4.2 Uncertificated Pledged Collateral. Such Grantor will permit the Administrative Agent, at the request of the Required Lenders, from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral owned by it not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Administrative Agent granted pursuant to this Pledge Agreement. With respect to any Pledged Collateral owned by it, such Grantor will take any actions necessary to cause (a) the issuers of uncertificated securities which are Pledged Collateral and (b) any securities intermediary which is the holder of any such Pledged Collateral, to use commercially reasonable efforts to cause the Administrative Agent to have and retain Control over such Pledged Collateral. Without limiting the foregoing, such Grantor will, with respect to any such Pledged Collateral held with a securities intermediary, cause such securities intermediary to enter into a Securities Account Control Agreement.

4.3 Pledged Collateral.

(a) Registration of Pledged Collateral. Such Grantor will permit any registerable Pledged Collateral owned by it to be registered in the name of the Administrative Agent or its nominee at any time at the option of the Required Lenders after the occurrence and during the continuance of an Event of Default.

(b) Exercise of Rights in Pledged Collateral.

(i) Without in any way limiting the foregoing and subject to clause (ii) below, such Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral owned by it for all purposes not inconsistent with this Pledge Agreement, the Credit Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of the Administrative Agent in respect of such Pledged Collateral;

(ii) Such Grantor will permit the Administrative Agent or its nominee at any time after the occurrence of and during the continuance of an Event of Default, without notice, to exercise all voting rights or other rights relating to the Pledged Collateral owned by it, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting such Pledged Collateral as if it were the absolute owner thereof; and

(iii) Such Grantor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral owned by it to the extent not in violation of this Pledge Agreement, the Credit Agreement or any other Loan Document; provided, however, that if any cash dividends or interests are received by such Grantor in violation of this Pledge Agreement, the Credit Agreement or any other Loan Document, such cash dividends and interest shall, whenever paid or made, be delivered to the Administrative Agent to hold as Pledged Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Administrative Agent, be segregated from the other Property or funds of such Grantor, and be forthwith delivered to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

4.4 No Interference. Such Grantor agrees that it will not interfere with any right, power and remedy of the Administrative Agent provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Administrative Agent of any one or more of such rights, powers or remedies.

4.5 Securities Account Control Agreements. For each Securities Account that such Grantor at any time maintains with respect to the Pledged Collateral, such Grantor will, substantially contemporaneously with the later of (a) thirty (30) days after the Effective Date and (b) the opening of such Securities Account, (x) deliver to the Administrative Agent an updated

Exhibit B reflecting such Securities Account and (y) cause a Securities Account Control Agreement in form and substance satisfactory to the Administrative Agent to be executed with the securities intermediary that maintains such Securities Account and take such other action as the Administrative Agent may approve in order to perfect the Administrative Agent’s security interest in such Securities Account.

4.6 Change of Name or Location. Such Grantor shall not, as applicable, (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, corporate offices, or the location of its records concerning the Collateral as set forth in this Pledge Agreement, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case, unless the Administrative Agent shall have received at least thirty (30) days (but ten (10) days for changes described in clause (b)) prior written notice of such change and the Administrative Agent shall have acknowledged in writing that either (i) such change will not adversely affect the validity, perfection or priority of the Administrative Agent’s security interest in the Collateral, or (ii) any reasonable action requested by the Administrative Agent in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of the Administrative Agent, on behalf of the Secured Parties, in any Collateral), provided that, any new location shall be in the continental United States; provided, further, that upon making any such change, such Grantor shall deliver to the Administrative Agent an updated Exhibit A reflecting such change.

4.7 Additional Grantors. Each Grantor shall cause each Subsidiary that is required to become a party to this Pledge Agreement pursuant to Section 8.14(b) of the Credit Agreement to become a Grantor for all purposes of this Pledge Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 attached to that certain Amended and Restated Security Agreement dated as of the date hereof by and among the Borrower, the Grantors party thereto and the Administrative Agent, as such Amended and Restated Security Agreement may be amended, restated, amended and restated, supplemented or modified from time to time.

ARTICLE V

EVENTS OF DEFAULT AND REMEDIES

5.1 Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

(a) The breach by any Grantor of any of the terms or provisions of Sections 4.1(b), 4.1(c), 4.1(e), 4.5, or 4.6.

(b) The occurrence of any “Event of Default” under, and as defined in, the Credit Agreement.

(c) Any Equity Interest which is included within the Collateral shall at any time constitute a Security or the issuer of any such Equity Interest shall take any action to have such interests treated as a Security unless (i) all certificates or other documents constituting such Security have been, or contemporaneously with their issuance will be, delivered to the Administrative Agent and such Security is properly defined as such under Article 9 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise, or (ii) the Administrative Agent has entered into a Securities Account Control Agreement with the issuer of such Security or with a securities intermediary relating to such Security and such Security is defined as such under Article 9 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise.

5.2 Remedies.

(a) After the occurrence and during the continuance of an Event of Default, the Administrative Agent may, or at the direction of the Required Lenders, shall, exercise any or all of the following rights and remedies:

(i) those rights and remedies provided in this Pledge Agreement, the Credit Agreement, or any other Loan Document; provided that, this Section 5.2(a) shall not be understood to limit any rights or remedies available to the Administrative Agent and/or the other Secured Parties prior to an Event of Default;

(ii) those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;

(iii) give notice of sole control or any other instruction under any Securities Account Control Agreement and take any action therein with respect to such Collateral, including endorsing and collecting any cash proceeds of the Collateral;

(iv) without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, sell, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as are commercially reasonable; and

(v) concurrently with written notice to the applicable Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Administrative Agent was the outright owner thereof.

(b) The Administrative Agent, on behalf of the Secured Parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c) The Administrative Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Administrative Agent and the Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantor hereby expressly releases.

(d) Until the Administrative Agent is able to affect a sale, lease, or other disposition of Collateral, the Administrative Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Administrative Agent. The Administrative Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Administrative Agent’s remedies (for the benefit of the Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.

(e) Notwithstanding the foregoing, neither the Administrative Agent nor any other Secured Party shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Indebtedness or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Indebtedness or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(f) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. Each Grantor also acknowledges that any private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the applicable Grantor and the issuer would agree to do so.

5.3 Grantor’s Obligations Upon Default. Upon the request of the Administrative Agent after the occurrence and during the continuance of an Event of Default, each Grantor will:

(a) assemble and make available to the Administrative Agent the Collateral at any place or places specified by the Administrative Agent, whether at a Grantor’s premises or elsewhere; and

(b) permit the Administrative Agent, by the Administrative Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral is located, to take possession of all or any part of the Collateral, to remove all or any part of the Collateral, and to conduct sales of the Collateral, without any obligation to pay the Grantor for such use and occupancy.

ARTICLE VI

ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

6.1 Authorization for Secured Party to Take Certain Action.

(a) Each Grantor irrevocably authorizes the Administrative Agent at any time and from time to time in the sole discretion of the Administrative Agent and appoints the Administrative Agent as its attorney in fact (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the sole discretion of the Administrative Agent to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (ii) to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Pledge Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Administrative Agent (in its sole discretion) deems necessary or desirable to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (iv) to contact and enter into one or more agreements with the Borrower or any Company or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Administrative Agent Control over the Pledged Collateral, (v) to apply the proceeds of any Collateral received by the Administrative Agent to the Indebtedness as provided in Article VII, (vi) to discharge past due Taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are permitted pursuant to Section 4.1(e)), and (vii) to do all other acts and things necessary to carry out this Pledge Agreement; and such Grantor agrees to reimburse the Administrative Agent on demand for any payment made or any expense incurred by the Administrative Agent in connection with any of the foregoing; provided that, this authorization shall not relieve such Grantor of any of its obligations under this Pledge Agreement, the Credit Agreement or under any other Loan Document.

(b) All acts of said attorney or designee are hereby ratified and approved. The powers conferred on the Administrative Agent, for the benefit of the Secured Parties, under this Section 6.1 are solely to protect the Administrative Agent’s interests in the Collateral and shall not impose any duty upon the Administrative Agent or any other

Secured Party to exercise any such powers. The Administrative Agent agrees that, except for the powers granted in Section 6.1(a)(i), Section 6.1(a)(iii) and Section 6.1(a)(vii), it shall not exercise any power or authority granted to it unless an Event of Default has occurred and is continuing.

6.2 Proxy. EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE ADMINISTRATIVE AGENT AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.1 ABOVE) WITH RESPECT TO ITS PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT.

6.3 Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS PLEDGE AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.12. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NONE OF THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY, OR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY SPECIAL, PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VII

COLLECTION AND APPLICATION OF COLLATERAL PROCEEDS

After the occurrence and during the continuance of an Event of Default, all Proceeds of Collateral received by any Grantor consisting of cash, checks and other near cash items shall be held by such Grantor in trust for the Secured Parties segregated from other funds of such Grantor, and shall, at the request of the Administrative Agent, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor

(duly endorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Secured Parties) shall continue to be held as collateral security for all the Indebtedness and shall not constitute payment thereof until applied as provided below in this Article VII. At any time after the occurrence and during the continuance of an Event of Default, at the Administrative Agent’s election, the Administrative Agent may apply all or any part of Proceeds of any Grantor held in any Collateral Account in payment of the Indebtedness of such Grantor in such order as the Administrative Agent may elect in compliance with the Credit Agreement, and any part of such funds which the Administrative Agent elects not so to apply and deems not required as collateral security for such Indebtedness shall be paid over from time to time by the Administrative Agent to the Borrower, the applicable Company, or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Indebtedness shall have been paid in full shall be paid over to the Borrower, the applicable Company, or to whomsoever may be lawfully entitled to receive the same.

ARTICLE VIII

GENERAL PROVISIONS

8.1 Waivers. Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article IX, at least ten (10) days prior to (a) the date of any such public sale or (b) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Administrative Agent or any other Secured Party arising out of the retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Administrative Agent or such Secured Party as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Administrative Agent or any other Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Pledge Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Pledge Agreement or any Collateral.

8.2 Limitation on Administrative Agent’s and any Secured Party’s Duty with Respect to the Collateral. The Administrative Agent and each other Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Administrative Agent nor any other Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Administrative Agent or such Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Administrative Agent (a) to fail to incur material expenses to prepare Collateral for disposition, (b) to obtain or, if not required by other law, to fail to obtain, governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to remove Liens on or any adverse claims against Collateral, (d) to exercise collection remedies against Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (i) to purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of Collateral, or (j) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would be commercially reasonable in the Administrative Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2; provided that the provisions of this Section 8.2 shall not be deemed in any manner to waive or vary the rules and requirements of Article 9 of the UCC which may not be waived or varied pursuant to Section 9-602 of the UCC. Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to any Grantor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Pledge Agreement or by applicable law in the absence of this Section 8.2.

8.3 Specific Performance of Certain Covenants. Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), 4.1(e), 4.2 through 4.6 or 5.3, or in Article VII will cause irreparable injury to the Administrative Agent and the Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Administrative Agent or the Secured Parties to seek and obtain specific performance of other obligations of the Grantors contained in this Pledge Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 8.3 shall be specifically enforceable against the Grantors.

8.4 Dispositions Not Authorized. No Grantor is authorized to sell or otherwise dispose of the Collateral except in accordance with Section 4.1(d) and notwithstanding any course of dealing between any Grantor and the Administrative Agent or other conduct of the Administrative Agent, no authorization to sell or otherwise dispose of the Collateral (except in accordance with Section 4.1(d)) shall be binding upon the Administrative Agent or the Secured Parties unless such authorization is in writing signed by the Administrative Agent with the consent or at the direction of the Required Lenders.

8.5 No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Administrative Agent or any Lender to exercise any right or remedy granted under this Pledge Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. Except in the case of releases of Collateral in accordance with Section 11.09 of the Credit Agreement, no waiver, amendment or other variation of the terms, conditions or provisions of this Pledge Agreement whatsoever shall be valid unless in writing signed by the Administrative Agent with the concurrence or at the direction of the Lenders required under Section 12.02 of the Credit Agreement and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Pledge Agreement or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Secured Parties until the Indebtedness has been paid in full.

8.6 Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Pledge Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Pledge Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and limited to the extent necessary so that they shall not render this Pledge Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in this Pledge Agreement that is held to be inoperative, unenforceable, illegal or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such inoperability, invalidity, illegality or unenforceability without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Pledge Agreement are declared to be severable.

8.7 Reinstatement; Effect of Fraudulent Transfer Laws. This Pledge Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Indebtedness, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Indebtedness, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Indebtedness shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. It is the desire and intent of each Grantor, the Administrative Agent and the other Secured Parties that this Pledge Agreement shall be enforced as a full recourse obligation of each Grantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. If and to the extent that the obligations of any Grantor under this Pledge Agreement would, in the absence of this sentence, be adjudicated to be invalid or unenforceable because of any applicable state or federal law relating to fraudulent conveyances or transfers, then the amount of such Grantor liability hereunder in respect of the Indebtedness shall be deemed to be reduced ab initio to that maximum amount that would be permitted without causing such Grantor’s obligations hereunder to be so invalidated.

8.8 Benefit of Agreement. The terms and provisions of this Pledge Agreement shall be binding upon and inure to the benefit of the Grantors, the Administrative Agent and the Secured Parties and their respective successors and assigns (including all persons who become bound as a debtor to this Pledge Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Pledge Agreement or any interest herein, without the prior written consent of the Administrative Agent. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Indebtedness or any portion thereof or interest therein shall in any manner impair the Lien granted to the Administrative Agent, for the benefit of the Administrative Agent and the Secured Parties, hereunder.

8.9 Survival of Representations. All representations and warranties of the Grantors contained in this Pledge Agreement shall survive the execution and delivery of this Pledge Agreement.

8.10 Taxes and Expenses. Any Taxes (other than Excluded Taxes) payable or ruled payable by any applicable Federal or State authority in respect of this Pledge Agreement shall be paid by the Grantors, together with interest and penalties, if any. The Grantors shall reimburse the Administrative Agent for any and all reasonable out-of-pocket expenses (including reasonable attorneys’, auditors’ and accountants’ fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Administrative Agent) paid or incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Pledge Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.

8.11 Headings. The title of and section headings in this Pledge Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Pledge Agreement.

8.12 Termination; Releases.

(a) This Pledge Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Indebtedness outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Indebtedness has been paid and performed in full and no commitments of the Administrative Agent or the Secured Parties which would give rise to any Indebtedness are outstanding (other than contingent indemnification obligations).

(b) In connection with any of the foregoing, the Administrative Agent shall execute and deliver to the Grantors or the Grantors’ designee, at the Grantors’ expense, all UCC termination statements and similar documents that the Grantors shall reasonably request from time to time to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 8.12(b) shall be without recourse to or warranty by the Administrative Agent.

8.13 Entire Agreement. This Pledge Agreement, the Credit Agreement, and the other Loan Documents embody the entire agreement and understanding between the Grantors and the Administrative Agent relating to the Collateral and supersede all prior agreements and understandings between the Grantors and the Administrative Agent relating to the Collateral.

8.14 CHOICE OF LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.15 CONSENT TO JURISDICTION; SERVICE OF PROCESS; WAIVERS.

(a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS PLEDGE AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EITHER CASE LOCATED IN NEW YORK COUNTY, NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS PLEDGE AGREEMENT, EACH PARTY HERETO HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE ANY PARTY HERETO FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

(b) EACH GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE RESPECTIVE ADDRESSES NOTED ON THE SIGNATURE PAGES HERETO, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GRANTOR IN ANY OTHER JURISDICTION.

(c) EACH GRANTOR, FOR ITSELF, ITS SUCCESSORS AND ITS ASSIGNS, HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN, (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NONE OF THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY OR ANY REPRESENTATIVE OR AGENT OF ANY OF THE FOREGOING HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS PLEDGE AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

8.16 Indemnity. Each Grantor, severally and not jointly, hereby agrees to indemnify the Administrative Agent and the Secured Parties, and their respective successors, assigns, agents and employees (each, an “Indemnified Party”), from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all documented expenses of litigation or preparation therefor whether or not the Administrative Agent or any Secured Party is a party thereto) imposed on, incurred by or asserted against any Indemnified Party, in any way relating to or arising out of this Pledge Agreement, in each case, except to the extent attributable to the gross negligence or willful misconduct of such Indemnified Party as finally determined by a court of competent jurisdiction.

8.17 Counterparts. This Pledge Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Pledge Agreement by signing any such counterpart.

8.18 Lien Absolute. All obligations of each Grantor hereunder, shall be absolute and unconditional irrespective of:

(a) any extension, renewal, settlement, compromise, waiver or release in respect of any of the Indebtedness, by operation of law or otherwise, or any obligation of any other guarantor of any of the Indebtedness, or any default, failure or delay, willful or otherwise, in the payment or performance of the Indebtedness;

(b) any lack of validity or enforceability relating to or against the Borrower, any other Loan Party or any other guarantor of any of the Indebtedness, for any reason related to the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Indebtedness, or any Governmental Requirements purporting to prohibit the payment by the Borrower, any other Loan Party or any other guarantor of the Indebtedness of the principal of or interest on the Indebtedness;

(c) any modification or amendment of or supplement to the Credit Agreement or any other Loan Document;

(d) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Indebtedness, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Indebtedness, including any increase or decrease in the amount of the Commitments or Loans or the rate of interest thereon;

(e) other than in respect of the Liens created hereunder, any release, nonperfection or invalidity of any direct or indirect security for any obligation of any Loan Party under the Credit Agreement or any other Loan Document or any obligations of any guarantor or grantor of any of the Indebtedness, any amendment or waiver of, or consent to departure from, any other guaranty or support document, any exchange, release or non-perfection of any direct or indirect security for any obligation of any Loan Party under the Credit Agreement or any other Loan Document, for all or any of the Loan Documents or Indebtedness, or any action or failure to act, including choice of remedies, manner of sale or use of proceeds, by the Administrative Agent, any Lender or any other Person with respect to any collateral securing all or any part of the Indebtedness;

(f) any change in the corporate existence, structure or ownership of the Borrower, any other Loan Party or any other guarantor of any of the Indebtedness, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, any other Loan Party or any other guarantor of the Indebtedness, or any of their assets or any resulting release or discharge of any obligation of the Borrower, any other Loan Party or any other guarantor or any of the Indebtedness;

(g) any present or future law, regulation, decree or order of any jurisdiction (whether of right or in fact) or of any Governmental Authority thereof or any other event purporting to reduce, amend, restructure or otherwise affect any term of any Loan Document or Indebtedness;

(h) any other setoff, defense or counterclaim whatsoever (in any case, whether based on contract, tort or any other theory) with respect to the Credit Agreement, any other Loan Document, any other agreement or instrument or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of any Grantor; or

(i) any other act or omission to act or delay of any kind by the Borrower, any other Loan Party, any other guarantor of the Indebtedness, the Administrative Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of any Grantor’s obligations hereunder.

8.19 Release. Each Grantor consents and agrees that the Administrative Agent may at any time, or from time to time, in its discretion and in accordance with the Credit Agreement:

(a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Indebtedness; and

(b) exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Administrative Agent in connection with all or any of the Indebtedness; all in such manner and upon such terms as the Administrative Agent (in its discretion or acting as directed in writing by the Required Lenders) may deem proper, and without notice to or further assent from any Grantor, it being hereby agreed that each Grantor shall be and remain bound upon this Pledge Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Indebtedness may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, or any other agreement governing any Indebtedness.

ARTICLE IX

NOTICES

9.1 Sending Notices. Any notice required or permitted to be given under this Pledge Agreement shall be given in accordance with Section 12.01 of the Credit Agreement, with each notice to each Grantor or Company being given in the same manner as notice to the Borrower under the Credit Agreement, provided that such notice shall, in each case, be addressed to such Grantor at its notice address set forth on Exhibit A.

9.2 Change in Address for Notices. Each of the Grantors and the Administrative Agent may change the address for service of notice upon it by a notice in writing to the other parties.

ARTICLE X

THE ADMINISTRATIVE AGENT

Ares Capital Corporation has been appointed Administrative Agent for the Secured Parties hereunder pursuant to Article XI of the Credit Agreement. It is expressly understood and agreed by the parties to this Pledge Agreement that any authority conferred upon the Administrative Agent hereunder is subject to the terms of the delegation of authority made by the Secured Parties to the Administrative Agent pursuant to the Credit Agreement, and that the Administrative Agent has agreed to act (and any successor Administrative Agent shall act) as such hereunder only on the express conditions contained in such Article XI. Any successor Administrative Agent appointed pursuant to Article XI of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Administrative Agent hereunder.

ARTICLE XI

CONCERNING THE PARNTERSHIP/LLC AGREEMENTS

Each Grantor hereby (a) consents to the grant of a security interest by each other Grantor in its right, title and interest in the Pledged Collateral pursuant to this Pledge Agreement and (b) waives any right or option it may have, including any right or option under the

Partnership/LLC Agreements or any other agreement relating to the Pledged Collateral, to purchase the Pledged Collateral of any other Grantor, whether under the Partnership/LLC Agreements or otherwise, in connection with any sale, transfer or foreclosure of the Pledged Collateral of such other Grantor pursuant to this Pledge Agreement.

Each Grantor hereby authorizes and instructs each Company to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and is continuing, and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from such Grantor.

ARTICLE XII

NO PERSONAL LIABILITY

Upon the occurrence of a default hereunder, Grantors shall not have any personal liability, and no personal or deficiency judgment, order or execution entered or issued in any suit, action or proceeding, whether legal or equitable, under this Pledge Agreement shall be taken against such Grantor, for the purpose of obtaining satisfaction and payment of the Indebtedness, or the debt evidenced by the Note, or any claim arising hereunder or under the Note, from any asset, property or thing other than the Collateral. Any such judgment or order shall not be subject to execution upon, nor be a lien upon, any asset or property of any Grantor, other than the interest of such Grantor in the Collateral; provided, however, that nothing contained in this paragraph shall limit or impair the enforcement against the Collateral of the rights and remedies granted in the Security Instruments to or for the benefit of the Administrative Agent and the Secured Parties. It is the intention of the Grantors and the Administrative Agent to create a “no personal liability” or “non-recourse” obligation herein, so that Grantors shall not be entitled to nor seek any money judgment against the Grantor.

ARTICLE XIII

AMENDMENT OF EXISTING PLEDGE AGREEMENT

This Pledge Agreement is intended to, and does hereby, amend and restate, modify, supersede, and replace the Existing Pledge Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Grantors and the Administrative Agent have executed this Pledge Agreement as of the date first above written.

GRANTORS:

VISTA PROPPANTS AND LOGISTICS, LLC,
a Delaware limited liability company

By:	/s/ Gary Humphreys
Name: Gary Humphreys
Title: Manager

Address:
4413 Carey Street
Fort Worth, Texas 76119

Attention: Martin Robinson
Facsimile No. [###-###-####]

DENETZ LOGISTICS, L.L.C.,
a Texas limited liability company

By:	VPROP Operating, LLC,
a Delaware limited liability company, its sole member

By:	Vista Proppants and Logistics, LLC
a Delaware limited liability company, its sole member

By:	/s/ Gary Humphreys
Name: Gary Humphreys
Title: Manager

Address:
4313 Carey Street
Fort Worth, Texas 76119
Attention: Martin Robinson
Facsimile No. [###-###-####]

Signature Page to

Amended and Restated Pledge Agreement

MAALT, L.P., a Texas limited partnership

By:	Denetz Logistics, L.L.C.,
a Texas limited liability company,
its general partner

By:	VPROP Operating, LLC,
a Delaware limited liability company,
its sole member

By:	Vista Proppants and Logistics, LLC
a Delaware limited liability company,
its sole member

By:	/s/ Gary Humphreys
Name: Gary Humphreys
Title: Manager

Address:
4313 Carey Street
Fort Worth, Texas 76119
Attention: Martin Robinson
Facsimile No. [###-###-####]

MAALT SPECIALIZED BULK, LLC, a Texas limited liability company

By:	VPROP Operating, LLC,
a Delaware limited liability company,
its sole member

By:	Vista Proppants and Logistics, LLC
a Delaware limited liability company,
its sole member

By:	/s/ Gary Humphreys
Name: Manager
Title: CEO

Address:
4313 Carey Street
Fort Worth, Texas 76119
Attention: Martin Robinson
Facsimile No. [###-###-####]

Signature Page to

Amended and Restated Pledge Agreement

ADMINISTRATIVE AGENT:

ARES CAPITAL CORPORATION, as administrative agent

By:	/s/ Michell Goldstein
Name: Mitchell Goldstein
Title: Authorized Signatory

Signature Page to

Amended and Restated Pledge Agreement